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                                  EXHIBIT 23.1

                         CONSENT OF ARTHUR ANDERSEN LLP


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                              ARTHUR ANDERSEN LLP




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 28, 1997 included in AHL Services, Inc.'s Prospectus dated March 27, 1997 and to all references to our Firm, included in this Registration Statement.



                                             /s/ Arthur Andersen LLP


Atlanta, Georgia
October 10, 1997